Exhibit 99.1

OmniComm Systems, Inc. 2101 West Commercial Blvd. Suite 3500 Fort Lauderdale, FL 33309 USA Phone: +1.954.473.1254 Fax: +1.954.473.1256 www.omnicomm.com

OmniComm Systems, Inc. Reports Financial Results for the Year-to-Date and Quarter Ending September 30, 2018

FORT LAUDERDALE, Fla., Nov. 13, 2018 (GLOBE NEWSWIRE) -- OmniComm Systems, Inc. (OmniComm) (OTCQX: OMCM), a global leading provider of clinical data management technology, today announced financial results for the nine- and three-month periods ending September 30, 2018.

For the nine-month period ending September 30, 2018, OmniComm reported revenue of $20.33 million, as compared to revenue of $20.18 million for the nine-month period ending September 30, 2017. Gross margin improved by $0.67 million to $16.72 million, a 4% increase. Operating expenses increased by $1.54 million to $14.88 million.  Year-to-date operating income is $1.84 million, as compared to operating income of $2.71 million for the nine months ending September 30, 2017. EBITDA, a non-GAAP financial measure that OmniComm uses as an additional financial measure, was $2.37 million for the nine months ending September 30, 2018, as compared to EBITDA of $2.98 million for the nine months ending September 30, 2017.

“Our decision in the beginning of 2018 to transition from perpetual licensing to subscription or term licensing has had a short-term impact on our recognized revenue through the first three quarters,” said Kuno van der Post, chief commercial officer of OmniComm, “but the long-term positive impact can already be seen in our backlog, which has risen significantly to over $50 million.  Our contract bookings through the first three quarters of 2018 are a record $28.3 million, compared to our previous best year of $24.8 million through Q3 in 2017.  Despite the 14.1% increase in year-over-year bookings, this increase has only generated a modest increase in year-over-year revenue, due to the change.  However, it does put us in a better position for future growth.”

In 2018, 65% of OmniComm’s contracts are now subscription based, compared to 26% in 2017, and only 9% of OmniComm’s contracts are perpetual, compared to 52% in 2017 (the remaining part of OmniComm’s business are consulting and service contracts).  Perpetual licenses generally offer a much better short-term revenue benefit since they normally include a large one-time upfront license payment that allows for expedited revenue recognition in the first year the agreement was signed, but have a negative long-term effect on future revenue due to much smaller annual maintenance fees which are usually only 20% of the initial license fees.

“Subscription licenses offer a more consistent revenue model in that the license fees are evenly spread out over the term of the agreement and the term is typically guaranteed, unlike with perpetual license deals,” added Stephen Johnson, chief executive officer and president of OmniComm.  “This does offer a more negative short-term effect on revenue in the first year of the agreement because there is no large upfront license payment, but it gives us a much smoother and more predictable revenue stream over the long-term.”

Fort Lauderdale, FL United States	Somerset, NJ United States	Bonn Germany	Southampton United Kingdom	Leiden The Netherlands	Barcelona Spain	Tokyo Japan	Bengaluru India

OmniComm Systems, Inc. 2101 West Commercial Blvd. Suite 3500 Fort Lauderdale, FL 33309 USA Phone: +1.954.473.1254 Fax: +1.954.473.1256 www.omnicomm.com

This licensing transition, coupled with the addition of three new product lines, has also had an impact on EBITDA this year.  A significant portion of the increase in operating expense was directly attributed to the increased headcount to support the new AutoEncoder and IRTMaster™ solutions developed by OmniComm and the addition of the 15 new employees who were part of the Algorics acquisition that introduced the Acuity Analytics product line.  OmniComm also opened up a new office in Bengaluru, India to further enhance global support, especially for our AsiaPac clients.

“We are continually looking to release new products and acquire new technologies that bolster our current technology offering,” said Keith Howells, chief technology officer at OmniComm.  “The addition of a coding solution, randomization and supply tracking, and a comprehensive analytics platform were a good investment for our clients and the long-term growth of OmniComm.”

OmniComm provides EBITDA, a non-GAAP financial measure as additional information to its financial results.  Non-GAAP EBITDA excludes the impact of depreciation and amortization expenses that are included in operating income. Non-GAAP EBITDA is not an alternative or substitute for the financial measure prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) of operating income. The non-GAAP EBITDA financial measure presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define this non-GAAP financial measure in the same way. OmniComm’s management uses non-GAAP EBITDA as a measure of operational efficiency and as a goal for incentive compensation.  Management believes non-GAAP EBITDA is a useful measure investors may use as an additional factor in their analysis of OmniComm’s performance. Please review the below reconciliation of the non-GAAP financial measure EBITDA to the GAAP financial measure operating income, as well as OmniComm’s financial statements as filed with the Securities and Exchange Commission.

OMNICOMM SYSTEMS, INC. AND SUBSIDIARIES

Reconciliation of GAAP operating income to non-GAAP EBITDA

	For the nine months ended
	September 30,
	2018	2017

Operating income/(loss) (GAAP)	$1,840,512	$2,712,635
Depreciation expense	279,532	249,801
Amortization expense	248,790	16,455
EBITDA (non-GAAP)	$2,368,834	$2,978,891

Fort Lauderdale, FL United States	Somerset, NJ United States	Bonn Germany	Southampton United Kingdom	Leiden The Netherlands	Barcelona Spain	Tokyo Japan	Bengaluru India

OmniComm Systems, Inc. 2101 West Commercial Blvd. Suite 3500 Fort Lauderdale, FL 33309 USA Phone: +1.954.473.1254 Fax: +1.954.473.1256 www.omnicomm.com

Forward-Looking Statements

Statements contained in this press release that are not historical facts are "forward-looking statements." These statements can often be identified by the use of forward-looking terminology such as "estimate," "project," "believe," "expect," "may," "will," "should," "intends," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. We wish to caution the reader that these forward-looking statements regarding matters that are not historical facts are only predictions and are based on information available at the time and/or management's good faith belief with respect to future events. No assurance can be given that plans for the future will be consummated or that the future results indicated, whether expressed or implied, will be achieved. While sometimes presented with numerical specificity, these plans and projections and other forward-looking statements are based upon a variety of assumptions, which we consider reasonable, but which nevertheless may not be realized. Because of the number and range of the assumptions underlying our projections and forward-looking statements, many of which are subject to significant uncertainties and contingencies that are beyond our reasonable control, some of the assumptions inevitably will not materialize, and unanticipated events and circumstances may occur subsequent to the date of this press release. Therefore, our actual experience and results achieved during the period covered by any particular projections or forward-looking statements may differ substantially from those projected. Consequently, the inclusion of projections and other forward-looking statements should not be regarded as a representation by us or any other person that these plans will be consummated or that estimates and projections will be realized, and actual results may vary materially. There can be no assurance that any of these expectations will be realized or that any of the forward-looking statements contained herein will prove to be accurate. Forward-looking statements speak only as of the date the statement was made. OmniComm does not undertake any obligation to update or revise any forward-looking statement made by it or on its behalf, whether as a result of new information, future events or otherwise.

Fort Lauderdale, FL United States	Somerset, NJ United States	Bonn Germany	Southampton United Kingdom	Leiden The Netherlands	Barcelona Spain	Tokyo Japan	Bengaluru India

OmniComm Systems, Inc. 2101 West Commercial Blvd. Suite 3500 Fort Lauderdale, FL 33309 USA Phone: +1.954.473.1254 Fax: +1.954.473.1256 www.omnicomm.com

OMNICOMM SYSTEMS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	For the nine months ended		For the three months ended
	September 30,		September 30,
	2018	2017	2018	2017
Revenues	$19,557,161	$19,420,456	$6,379,641	$6,490,147
Reimbursable revenues	775,788	755,344	463,183	225,766
Total revenues	20,332,949	20,175,800	6,842,824	6,715,913

Cost of goods sold	3,240,449	3,320,190	1,044,020	1,133,480
Reimbursable expenses-cost of goods sold	368,542	802,975	253,793	181,965
Total cost of goods sold	3,608,991	4,123,165	1,297,813	1,315,445

Gross margin	16,723,958	16,052,635	5,545,011	5,400,468

Operating expenses
Salaries, benefits and related taxes	10,695,132	9,906,293	3,483,627	3,393,915
Rent and occupancy expenses	930,972	841,718	337,824	292,669
Consulting services	219,856	185,222	55,736	64,488
Legal and professional fees	381,648	367,403	72,776	126,959
Travel	588,247	679,766	190,785	188,406
Telephone and internet	114,696	115,660	43,682	39,786
Selling, general and administrative	1,297,008	937,313	383,958	277,047
Bad debt expense	47,931	40,369	21,679	87,366
Intangible asset impairment	79,634	-0-	-0-	-0-
Depreciation expense	279,532	249,801	115,687	87,382
Amortization expense	248,790	16,455	91,343	5,580
Total operating expenses	14,883,446	13,340,000	4,797,097	4,563,598

Operating income/(loss)	1,840,512	2,712,635	747,914	836,870

Other income/(expense)
Interest expense, related parties	(682,986)	(717,782)	(229,906)	(252,585)
Interest expense	(283,407)	(342,240)	(95,622)	(127,488)
Interest income	16	589	7	3
Change in derivative liabilities	(1,160,473)	723,532	(2,918,886)	(812,535)
Transaction gain/(loss)	(97,984)	19,006	(12,128)	(3,104)
Income/(loss) before income taxes	(384,322)	2,395,740	(2,508,621)	(358,839)
Income tax (expense)	(155,106)	(1,194)	(154,071)	-0-
Net income/(loss) attributable to common stockholders	$(539,428)	$2,394,546	$(2,662,692)	$(358,839)

Net income/(loss) per share
Basic	$(0.00)	$0.02	$(0.02)	$(0.00)
Diluted	$(0.00)	$0.02	$(0.02)	$(0.00)
Weighted average number of shares outstanding
Basic	150,282,732	147,805,410	150,905,124	147,858,566
Diluted	150,282,732	147,850,886	150,905,124	147,858,566

Fort Lauderdale, FL United States	Somerset, NJ United States	Bonn Germany	Southampton United Kingdom	Leiden The Netherlands	Barcelona Spain	Tokyo Japan	Bengaluru India

OmniComm Systems, Inc. 2101 West Commercial Blvd. Suite 3500 Fort Lauderdale, FL 33309 USA Phone: +1.954.473.1254 Fax: +1.954.473.1256 www.omnicomm.com

OMNICOMM SYSTEMS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2018	December 31, 2017
	(unaudited)
ASSETS

CURRENT ASSETS
Cash	$1,371,962	$1,176,551
Accounts receivable, net of allowance for doubtful accounts of $197,911 and $149,980, respectively	5,124,404	7,492,597
Prepaid expenses	390,565	297,131
Other current assets	11,917	11,463
Total current assets	6,898,848	8,977,742
Property and equipment, net	1,330,744	552,538
Other assets
Intangible assets, net	819,750	97,925
Other assets	129,018	46,714

TOTAL ASSETS	$9,178,360	$9,674,919

LIABILITIES AND SHAREHOLDERS' (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$1,686,536	$2,586,045
Notes payable, related parties, current portion, net of discount of $46,946 and $-0-, respectively	353,054	-0-
Convertible notes payable, current portion	-0-	50,000
Deferred revenue, current portion	6,209,198	7,564,587
Capital lease liability, current portion	114,594	-0-
Patent settlement liability, current portion	-0-	112,500
Conversion feature liability, related parties	1,744,002	1,604,723
Conversion feature liability	96,510	81,224
Warrant liability, related parties	2,754,207	2,196,570
Warrant liability	1,682,000	1,244,229
Total current liabilities	14,640,101	15,439,878

LONG TERM LIABILITIES
Line of credit, long term	3,200,000	2,650,000
Notes payable, related parties, long term, net of current portion, net of discount of $-0- and $117,365, respectively	-0-	282,635
Notes payable, long term, net of current portion, net of discount of $186,268 and $279,402, respectively	516,232	423,098
Convertible notes payable, related parties, long term, net of current portion	5,770,000	5,770,000
Convertible notes payable, long term, net of current portion	200,000	350,000
Deferred revenue, long term, net of current portion	1,658,064	1,952,366
Capital lease liability, long term, net of current portion	206,010	-0-

TOTAL LIABILITIES	26,190,407	26,867,977

COMMITMENTS AND CONTINGENCIES (See Note 10)

SHAREHOLDERS' (DEFICIT)
Preferred stock, $0.001 par value, 10,000,000 shares authorized, 3,772,500 shares undesignated
Series A convertible preferred stock, 5,000,000 shares authorized, -0- and -0- issued and outstanding, respectively, at $0.001 par value; liquidation preference $-0- and $-0-, respectively	-0-	-0-
Series B convertible preferred stock, 230,000 shares authorized, -0- and -0- issued and outstanding, respectively, at $0.001 par value; liquidation preference $-0- and $-0-, respectively	-0-	-0-
Series C convertible preferred stock, 747,500 shares authorized, -0- and -0- issued and outstanding, respectively, at $0.001 par value; liquidation preference $-0- and $-0-, respectively	-0-	-0-
Series D preferred stock, 250,000 shares authorized, 250,000 and 250,000 issued and outstanding, respectively, at $0.001 par value	250	250
Common stock, 500,000,000 shares authorized, 152,309,472 and 148,542,805 issued and outstanding, respectively, at $0.001 par value	152,311	148,544
Additional paid in capital - preferred	999,750	999,750
Additional paid in capital - common	55,130,550	54,379,454
Accumulated other comprehensive (loss)	(431,661)	(397,237)
Accumulated (deficit)	(72,863,247)	(72,323,819)

TOTAL SHAREHOLDERS' (DEFICIT)	(17,012,047)	(17,193,058)

TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT)	$9,178,360	$9,674,919

Fort Lauderdale, FL United States	Somerset, NJ United States	Bonn Germany	Southampton United Kingdom	Leiden The Netherlands	Barcelona Spain	Tokyo Japan	Bengaluru India

OmniComm Systems, Inc. 2101 West Commercial Blvd. Suite 3500 Fort Lauderdale, FL 33309 USA Phone: +1.954.473.1254 Fax: +1.954.473.1256 www.omnicomm.com

OMNICOMM SYSTEMS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	For the nine months ended
	September 30,
	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss)	$(539,428)	$2,394,546
Adjustment to reconcile net income/(loss) to net cash provided by/(used in) operating activities
Change in derivative liabilities	1,160,473	(723,532)
Intangible asset impairment	79,634	-0-
Interest expense from derivative instruments	163,553	241,664
Employee stock compensation	199,363	467,930
Provision for doubtful accounts	47,931	40,369
Depreciation and amortization	528,322	266,256
Changes in operating assets and liabilities
Accounts receivable	2,320,262	(889)
Prepaid expenses	(93,434)	(47,519)
Other current assets	(454)	2,915
Other assets	(82,304)	4,843
Accounts payable and accrued expenses	(899,509)	(510,316)
Patent settlement liability	(112,500)	(449,479)
Deferred revenue	(1,649,691)	(406,867)
Net cash provided by/(used in) operating activities	1,122,218	1,279,921

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(700,028)	(212,173)
Purchase of Acuity software	(552,403)	-0-
Net cash provided by/(used in) investing activities	(1,252,431)	(212,173)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of notes payable	(200,000)	(1,020,000)
Proceeds/(repayments) from revolving line of credit	550,000	(200,000)
Proceeds from exercise of stock options	45,000	35,250
Principal repayment of capital lease obligation	(38,064)	-0-
Net cash provided by/(used in) financing activities	356,936	(1,184,750)

Effect of exchange rate changes on fixed and intangible assets	3,112	(18,125)
Effect of exchange rate changes on cash and cash equivalents	(34,424)	13,386
Net increase/(decrease) in cash and cash equivalents	195,411	(121,741)
Cash and cash equivalents at beginning of period	1,176,551	1,439,332

Cash and cash equivalents at end of period	$1,371,962	$1,317,591

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Income taxes	$1,035	$1,194
Interest	$889,984	$802,327

Non-cash transactions:
Notes payable issued in exchange for existing notes payable	$-0-	$350,000
Restricted stock issuance/(forfeiture)	$41,735	$(2,834)
Common stock issued for the purchase of Acuity software	$500,000	$-0-
Capital expenditures funded by capital lease borrowing	$359,603	$-0-
Reclassification of conversion feature liability associated with convertible debt	$10,500	$402,567

Fort Lauderdale, FL United States	Somerset, NJ United States	Bonn Germany	Southampton United Kingdom	Leiden The Netherlands	Barcelona Spain	Tokyo Japan	Bengaluru India

OmniComm Systems, Inc. 2101 West Commercial Blvd. Suite 3500 Fort Lauderdale, FL 33309 USA Phone: +1.954.473.1254 Fax: +1.954.473.1256 www.omnicomm.com

About OmniComm Systems, Inc

OmniComm Systems, Inc. is a leading strategic software solutions provider to the life sciences industry. OmniComm is dedicated to helping the world’s pharmaceutical, biotechnology, contract research organizations, diagnostic and device firms, and academic medical centers maximize the value of their clinical research investments. Through the use of innovative and progressive technologies, these organizations drive efficiency in clinical development, better manage their risks, ensure regulatory compliance and manage their clinical operations performance. With an extensive global experience from more than 6,000 clinical trials, OmniComm provides comprehensive solutions for clinical research. Please visit www.omnicomm.com for more information.

Trademarks
OmniComm, TrialMaster, TrialOne, IRTMaster and Promasys are registered trademarks of OmniComm Systems, Inc. Other names may be trademarks of their respective owners.

Contact Info
Investor Relations
OmniComm Systems, Inc.
+1.954.473.1254
invrel@omnicomm.com

Fort Lauderdale, FL United States	Somerset, NJ United States	Bonn Germany	Southampton United Kingdom	Leiden The Netherlands	Barcelona Spain	Tokyo Japan	Bengaluru India